EXHIBIT 32.1

HYPHA LABS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hypha Labs, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, A. Stone Douglass, Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. Stone Douglass
A. Stone Douglass
Date: January 15, 2026	Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary (Principal Executive Officer and Principal Financial/Accounting Officer)